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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   March 30, 2004
                                                  ---------------


                     Merrill Lynch Mortgage Investors, Inc.
                     --------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


Delaware                           333-108378               13-3416059
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(State or Other Jurisdiction       (Commission              (IRS Employer
of Incorporation)                  File Number)             Identification No.)


4 World Financial Center, 10th Floor
250 Vesey Street  New York, New York                                    10080
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code  (212) 449-1000
                                                    --------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

     It is expected that during May 2004, a single series of certificates, expected to be titled Merrill Lynch Mortgage Trust 2004-MKB1, Commercial Mortgage Pass-Through Certificates, Series 2004-MKB1 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), to be entered into by and among Merrill Lynch Mortgage Investors, Inc. (the "Registrant") and a master servicer, a special servicer and a trustee. It is expected that certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-108378) and sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC and McDonald Investments Inc. pursuant to an underwriting agreement between the Registrant and the Underwriters.

     In connection with the expected sale of the Underwritten Certificates, the Registrant has been advised that one or more prospective investors have been furnished with certain materials listed as Exhibit 99.1, that constitute "Computational Materials" (as defined in the no-action letter made available May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter made available May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and/or "ABS Term Sheets" (as defined in the no-action letter made available February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

     The Computational Materials and/or ABS Term Sheets attached hereto have been prepared and provided to the Registrant by one or more of the Underwriters. The information in such Computational Materials and/or ABS Term Sheets is preliminary and will be superseded by the final prospectus supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Commission.


Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

     Not applicable.

(b)  Pro forma financial information:

     Not applicable.

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(c)  Exhibits:

Exhibit No.    Description

99.1 Certain materials constituting Computational Materials and/or ABS Term Sheets prepared and disseminated in connection with the expected sale of the Underwritten Certificates.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  April 1, 2004



                                       MERRILL LYNCH MORTGAGE INVESTORS, INC.



                                       By: /s/ George H. Kok
                                          -------------------------------------
                                          Name: George H. Kok
                                          Title: Senior Vice President

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                                  EXHIBIT INDEX


     The following exhibits are filed herewith:


Exhibit No.

99.1 Certain materials constituting Computational Materials and/or ABS Term Sheets prepared and disseminated in connection with the expected sale of the Underwritten Certificates.